UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.

On November 12, 2009, Winland Electronics, Inc. issued a press release announcing its 2009 third quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Shell company transactions: None.

(d) Exhibits:

99.1 Press release dated November 12, 2009 announcing Winland's financial results for the period ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: November 12, 2009	By:	/s/ Glenn A. Kermes
Glenn A. Kermes
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 12, 2009	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated November 12, 2009 announcing Winland's financial results for the period ended September 30, 2009.